UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities
 Exchange Act of 1934
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MABWE MINERALS INC.
  (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MABWE MINERALS INC.
400 Rinehart Road
#1000, Lake Mary, FL 32746
(407) 477-5618

  Notice of Action by Written Consent of Shareholders to be Effective August 24, 2015

Dear Stockholder:

Mabwe Minerals Inc. d/b/a Fonon Corporation, a Wyoming corporation. (the "Company"), hereby notifies our stockholders of record on July 29, 2015 that stockholders holding approximately 65% of the voting power have approved, by written consent in lieu of a special meeting on June 10, 2015 the following proposals:

Proposal 1	To amend the Articles of Incorporation to effect a reverse stock split of the common stock, $.001 par value, of the Company by a ratio of one-for-ten
Proposal 2	To change the domicile of the Company from Wyoming to Delaware

Proposal 3	To change the name of the Company to Fonon Corpo

This Information Statement is first being mailed to our stockholders of record as of the close of business on July 29, 2015. The action contemplated herein will not be effective until August 24, 2015, a date which is at least 20 days after the date on which this Information Statement is first mailed to our stockholders of record.  You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
 YOU ARE REQUESTED NOT TO SEND US A PROXY.

The corporate action is taken by consent of the holders of a majority of the shares outstanding, and pursuant to Wyoming law and the Company’s bylaws permit holders of a majority of the voting power to take a stockholder action by written consent.  Proxies are not being solicited because stockholders holding approximately 65% of the issued and outstanding voting capital stock of the Company hold more than enough shares to effect the proposed action and have voted in favor of the proposals contained herein.

Exhibit A Certificate of Incorporation for Fonon Corporation
Exhibit B Bylaws of Fonon Corporation
Exhibit C Stock Purchase and Asset Sale Agreement Between Mabwe Minerals Inc. and Fonon Technologies, Inc.

/s/ Dmitriy Nikitin President and Chief Executive Officer
400 Rinehart Road #1000, Lake Mary, FL 32746
July 31, 2015

MABWE MINERALS INC.
400 Rinehart Roa
#1000, Lake Mary, FL 32746

  INFORMATION STATEMENT

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being furnished to the stockholders of Mabwe Minerals Inc. d/b/a Fonon Corporation, a Wyoming corporation (the “Company”), in connection with a 1:10 reverse split of the Company’s common stock, par value $.001 per share (“Common Stock”), the change of name of the Company to Fonon Corporation, a change of the Company's domicile from Wyoming to Delaware and adoption of a new Certificate of Incorporation in place of its former Articles of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On May 7, 2015 our Board of Directors approved and, on June 10, 2015 the holders of a majority of our voting capital stock approved a change of name of the Company to Fonon Corporation, a change of the Company's domicile from Wyoming to Delaware and adoption of a new Certificate of Incorporation. We will, when permissible following the expiration of the 20 day period mandated by Rule 14C of the Exchange Act and the provisions of the Delaware General Corporation Law ("DGCL"), file the new Certificate of Incorporation with the Delaware Secretary of State’s Office. The Certificate of Incorporation  will become effective upon such filing, and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

Voting Securities

As of the date of this Information Statement, our voting securities consist of our common stock, par value $0.001 per share, of which 465,700,000 shares are outstanding.  Approval of the Amendment requires the affirmative consent of a majority of the shares of our Common Stock issued and outstanding at July 29, 2015 (the “Record Date”).  The quorum necessary to conduct business of the stockholders consists of a majority of the Common Stock issued and outstanding as of the Record Date.

Stockholders who beneficially own an aggregate of 325,241,608  shares of our Common Stock, or approximately 69% of the 465,700,000 issued and outstanding shares of our Common Stock are the “Consenting Stockholders” or 65% of our capital stock on a fully diluted basis.  The Consenting Stockholders have the power to vote all of their shares of our Common Stock, which number constitutes the majority of  the issued and outstanding shares of our Common Stock on the date of this Information Statement.  The Consenting Stockholders have consented to the proposed action set forth herein and had and have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.

The approval of this action by written consent is made possible by Section 17-16-704 of the Wyoming Business Corporation Act which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, June be substituted for such a meeting.  In order to eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of more than a majority of our voting securities.

Pursuant to Section 17-16-704 of the Wyoming Business Corporation Act, we are required to provide prompt notice of the taking of the corporate action described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as such notice. This Information Statement will be mailed on or about August 3, 2015 to stockholders of record as of the Record Date, and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters' Right of Appraisal

The Wyoming Business Corporation Act does not provide for dissenter's rights of appraisal in connection with the proposed actions nor have we provided for appraisal rights in our Articles of Incorporation or Bylaws.

PROPOSAL 1 - AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY

Our Board of Directors has unanimously approved and adopted, subject to stockholder approval, a reverse stock split of the Company’s Common Stock.  Pursuant to the proposed Reverse Split, ten outstanding shares of Common Stock will be combined and become one share of Common Stock (the “Reverse Split”).

As of July 25, 2015, the Company had 465,700,000 shares of Common Stock issued and outstanding. Based on the number of shares currently issued and outstanding, immediately following the Reverse Split the Company will have approximately 46,570,000 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares and the issuance of an additional 65,000,000 post-split shares of Common Stock to be issued to Fonon Corporation under the Stock Purchase Agreement).

The par value of the Common Stock will not be changed in connection with the Reverse Split. The Board determined that the availability of additional shares was necessary in order for the Company to satisfy existing contractual obligations under the Stock Purchase Agreement and to consummate future financing transactions or business combinations. The availability of additional shares will also permit the Board to issue shares, or instruments convertible into or exercisable for such shares, for general corporate purposes.

When implemented, the Reverse Split will be realized simultaneously and in the same ratio for all shares of the Common Stock. All holders of Common Stock will be affected uniformly by the Reverse Split, which will have no effect on the proportionate holdings of any of our stockholders, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split. In lieu of issuing fractional shares, the Company will round up in the event a stockholder would be entitled to receive less than  one share of Common Stock  as a result of the Reverse Split. In addition, the split will not affect any holder of Common Stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of Common Stock will remain fully paid and non-assessable. The number of authorized and issued shares of the Company’s various series of preferred stock will not be affected in any way by the Reverse Split.

When implemented by the Board, the Reverse Split will be effective upon the filing of an Amendment to the Restated Certificate (the “Restated Certificate”) to the Articles of Incorporation with the Secretary of State of the State of Wyoming. The Board of Directors will determine the actual time of filing of the Restated Certificate. The Financial Regulatory Authority (“FINRA”) has notified us that for purposes of trading on the OTCQB that the Reverse Split and name change was effective July 29, 2015.

The following chart reflects the changes in our capital structure following the reverse split, the top row reflecting the pre-split capital structure and the bottom row reflecting the post-split capital structure:

Authorized Shares of Common Stock	Issued and Outstanding Shares	Reserved but Unissued	Available for Issuance
500,000,000	465,700,000	0	34,300,000
500,000,000	46,570,000	0	453,430,000

Reasons for the Reverse Split

The primary purpose for effecting the Reverse Split is to increase the number of available shares under the Stock Purchase Agreement  to allow us to issue to Fonon Technologies an additional 165,000,000 shares of our common stock on a post-split basis split to achieve ownership by Fonon Technologies of 97,524,161 shares or 85% of the Company's 115,000,000 post-split issued and outstanding shares of capital stock on a fully diluted basis, which includes a warrant issued to Al Pietrangelo, former President of the Company, to purchase 12,500,000 shares of the Company's common stock for a period of two years at an exercise price of .001 per share.

In determining to authorize the Reverse Split, and in light of the foregoing, our Board of Directors considered, among other things, that in the event that the Company engages in acquisitions or is spun out eventually fewer shares should result in a higher per share price of our Common Stock, which might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that June consider investing in the Company. In theory, the Reverse Split should cause the trading price of a share of our Common Stock after the Reverse Split to be ten times what it would have been if the Reverse Split had not taken place. However, this will not necessarily be the case.

In addition, our Board of Directors considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers June be reluctant to recommend lower-priced stocks to their clients, or June discourage their clients from purchasing such stocks. Other investors June be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks. Our Board of Directors believes that, to the extent that the price per share of our Common Stock remains at a higher per share price as a result of the Reverse Split, some of these concerns June be ameliorated. The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of the Common Stock.

In evaluating whether or not to authorize the Reverse Split, in addition to the considerations described above, our Board of Directors also took into account various negative factors associated with reverse stock splits. These factors include:

●	the negative perception of reverse stock splits held by some investors, analysts and other stock market participants;

●	the fact that the stock price of some companies that have implemented reverse stock splits has subsequently declined back to pre-reverse stock split levels; and

●	the adverse effect on liquidity that might be caused by a reduced number of shares outstanding, and the potential concomitant downward pressure decreased liquidity could have on the trading price.

 Also, other factors such as our financial results, market conditions and the market perception of our business June adversely affect the market price of our Common Stock. As a result, there can be no assurance that the price of our Common Stock would be maintained at the per share price in effect immediately following the effective time of the Reverse Split. There also can be no assurance that the total market capitalization of the Company following the Reverse Split will be higher than the market capitalization preceding the split or that an increase in our trading price, if any, would be sufficient to generate investor interest.

Stockholders should recognize that if the Reverse Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Split divided by ten). While we expect that the Reverse Split will result in an increase in the per share price of our Common Stock, the Reverse Split June not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also June not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that June be unrelated to the number of shares outstanding. The history of similar reverse splits for companies in similar circumstances is varied.

If the Reverse Split is effected and the per share price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization June be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

In addition, the Reverse Split will likely increase the number of stockholders who own “odd lots” (stock holdings in amounts of less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Any reduction in brokerage commissions resulting from the Reverse Split June be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the split.

Finally, following the Reverse Split the number of authorized but unissued shares of our Common Stock relative to the number of issued shares of our Common Stock will be increased. This increased number of authorized but unissued shares of our Common Stock could be issued by the Board without further stockholder approval, which could result in dilution to the holders of our Common Stock. The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction. The Reverse Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company.

Principal Effects of the Reverse Split

General

The Reverse Split will affect all of holders of our Common Stock uniformly and will not change the proportionate equity interests of such stockholders, nor will the respective voting rights and other rights of holders of our Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split, as described below.

Exchange Act Matters

Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. Our Common Stock is currently traded, and following the Reverse Split will continue to be traded, on the OTCQB, subject to our continued satisfaction of the OTCQB listing requirements. Note, however, that the CUSIP number for our Common Stock will change in connection with the Reverse Split and will be reflected on new certificates issued by the Company and in electronic entry systems. FINRA notified us that until August 18, 2015 our shares will be traded under the symbol “MSMID” and thereafter will trade under one of the three symbols we have requested, our first choice being “FONO”.

Number of Shares of Common Stock and Number of Stockholders

The Reverse Split would have the following effects on the number of shares of Common Stock:

1. Each ten shares of our Common Stock owned by a stockholder immediately prior to the Reverse Split would become one share of Common Stock after the Reverse Split;

2. All outstanding but unexercised options and warrants entitling the holders thereof to purchase shares of our Common Stock will enable such holders to purchase, upon exercise of their options or warrants, one-tenth of the number of shares of our Common Stock that such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Reverse Split, at an exercise price equal to ten times the exercise price specified before the Reverse Split, resulting in approximately the same aggregate exercise price being required to be paid upon exercise thereof immediately preceding the Reverse Split; and

3. The number of shares of our Common Stock reserved for issuance (including the maximum number of shares that June be subject to options) under our stock option plan  will be reduced to one-tenth of the number of shares currently included in such plan.

Rounding in Lieu of Issuing Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Split. Instead, the Company will round up to the nearest whole share any stockholder’s share ownership to the extent such stockholder would be entitled to receive less than  one share of Common Stock or greater as a result of the Reverse Split.

Accounting Matters

The Reverse Split will not affect total stockholders’ equity on our balance sheet. However, because the par value of our Common Stock will remain unchanged, the components that make up total stockholders’ equity will change by offsetting amounts. As a result of the Reverse Split, the stated capital component attributable to our Common Stock will be reduced to an amount equal to one-tenth of its present amount, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share net loss and net book value per share of our Common Stock will be increased as a result of the Reverse Split because there will be fewer shares of our Common Stock outstanding.

Procedure for Effecting the Reverse Split and Filing the Certificate of Amendment

Generally

The Reverse Split and related amendment to the Articles of Incorporation, our Board of Directors will file the Certificate of Amendment effecting the Reverse Split with the Secretary of State of the State of Delaware. The Reverse Split will become effective as of 5:00 p.m. eastern standard time on the date of filing, which time on such date will be referred to as the “effective time.” At the effective time, each ten shares of Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented pre-Reverse Split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-Reverse Split shares. However, a stockholder will not be entitled to receive any dividends or distributions payable after the Certificate of Amendment is effective until that stockholder surrenders and exchanges his or her certificates.

First American Stock Transfer Company, Inc., the Company’s transfer agent (the “Transfer Agent”), will act as exchange agent for purposes of implementing the exchange of stock certificates, and is sometimes referred to as the “exchange agent.” As soon as practicable after the effective time, a letter of transmittal will be sent to stockholders of record as of the effective time for purposes of surrendering to the exchange agent certificates representing pre-Reverse Split shares in exchange for certificates representing post-Reverse Split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-Reverse Split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-Reverse Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

In connection with the Reverse Split, our Common Stock will change its current CUSIP number. This new CUSIP number will appear on any new certificates representing post-Reverse Split shares of our Common Stock.

Street Name and Book-Entry Holders

Upon the Reverse Split, the Company intends to treat shares held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers and other nominees will be instructed to effect the Reverse Split for their beneficial holders. These brokers, banks and other nominees June have other procedures for processing the transaction, however, and stockholders holding in street name are encouraged to ask their brokers, banks or other nominees any questions they June have regarding such procedures.

Stockholders who hold some or all of their shares in electronic book-entry form with the Transfer Agent do not have certificates evidencing their ownership and need not take any action to receive their post-Reverse Split shares. Rather, a statement will be sent automatically to any such stockholder’s address of record indicating the effects of the transaction, including the number of shares of Common Stock held following the Reverse Split.

 Certain U.S. Federal Income Tax Consequences

The discussion below is only a summary of certain U.S. federal income tax consequences of the Reverse Split generally applicable to beneficial holders of shares of our Common Stock and does not purport to be a complete discussion of all possible tax consequences. This summary addresses only those stockholders who hold their pre-Reverse Split shares as “capital assets” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and will hold the post-Reverse Split shares as capital assets. This discussion does not address all U.S. federal income tax considerations that June be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult his, her or its own tax advisor as to the particular facts and circumstances that June be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Split.

The Reverse Split will qualify as a recapitalization for U.S. federal income tax purposes. As a result,

●	Stockholders should not recognize any gain or loss as a result of the Reverse Split.

●	The aggregate basis of a stockholder’s pre-Reverse Split shares will become the aggregate basis of the shares held by such stockholder immediately after the Reverse Split.

●	The holding period of the shares owned immediately after the Reverse Split will include the stockholder’s holding period before the Reverse Split.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was written solely in connection with the solicitation of stockholder votes with regard to a proposed reverse split of our Common Stock.

PROPOSAL 2 – AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE OUR  DOMICILE

The Company has received stockholder approval to amend its Charter to change its place of incorporation from Wyoming to Delaware (the "Domicile Change").

The Domicile Change

The Company will change its state of incorporation from the State of Wyoming to the State of Delaware by the merger of the Company and a Delaware corporation established by the Company in Delaware, Fonon Technologies, Inc. (the " Merger").  The Domicile Change will be accomplished by the filing of (i) Articles of Merger (the “Wyoming Articles of Merger”) with the Secretary of State of Wyoming, and (ii) Certificate of Ownership and Merger (the “Delaware Certificate of Merger”) with the Secretary of State of Delaware, by which the surviving corporation will be Fonon Technologies, Inc. Pursuant to the Plan of Merger, each outstanding share of Common Stock, $0.001 par value per share, of Mabwe Minerals Inc. (“Wyoming Common Stock”) will be converted into one share of common stock, $0.001 par value per share, of the Fonon Corporation (“Delaware Common Stock”), and each outstanding and unexercised option, warrant or other right to purchase Wyoming Common Stock will become an option, warrant or other right to purchase Delaware Common Stock on the basis of one share of Wyoming Common Stock for each share of Delaware Common Stock. The Company’s Board of Directors and officers immediately prior to the Merger with its wholly-owned subsidiary, Fonon Technologies, Inc., will be the Board of Directors and officers of the surviving entity, Fonon Corporation, the Delaware corporation, immediately following the Merger. The Certificate of Incorporation and Bylaws of Fonon Corporation, attached hereto as Exhibits A and B, will become the Certificate of Incorporation and Bylaws of the Company. The Domicile Change is being effected so that the change in the Company’s state of incorporation is more closely aligned with its business as now conducted and as contemplated by the Company.

Effective Date

The Merger will become effective immediately upon the filing of the  Colorado Articles of Merger with the Office of the Secretary of State of Wyoming and the filing of the Delaware Certificate of Merger with the Office of the Secretary of the State of Delaware. The filing will be made at least 20 days after the date this Information Statement is first mailed to the Company’s shareholders.

Effects of the Domicile Change

In order to effect the change of domicile described above, the Company will merge with and into its wholly-owned subsidiary, Mabwe Minerals Inc. (the “Change in Domicile Merger”) in accordance with the terms of the Plan of Merger. The Change in Domicile Merger will have no impact on the business of the Company, its employees or officers. Shareholders who oppose the Change in Domicile Merger do not have any dissenters’ or appraisal rights.

Upon the effectiveness of the Change in Domicile Merger, and giving effect to the change of corporate name:

(i) the Company will be merged with and into its wholly-owned subsidiary, Fonon Corporation, a Delaware corporation and the surviving entity, and the Company will cease being governed by Delaware's corporation laws;

(ii) the Company’s previous Articles of Incorporation and the Company’s previous Bylaws will be replaced in their entirety with Fonon Corporation’s Certificate of Incorporation and Fonon Corporation’s Bylaws subject to Delaware law;

(iii) the Company will be named “Fonon Corporation”;

(iv) all of the shares of the wholly-owned subsidiary, Fonon Corporation, outstanding immediately prior to the Change in Domicile Merger will be canceled;

(v) each outstanding (a) share of Wyoming Common Stock will be converted into one share of Delaware Common Stock, and (b) each outstanding  and unexercised option, warrant or other right to acquire Wyoming Common Stock will become an option, warrant or other right to acquire shares of Delaware Common Stock;

(vi) each director and officer of the Company immediately preceding the Change in Domicile Merger will be the officers and directors of the Company immediately following the Change in Domicile Merger Delaware continues to hold their respective offices with Delaware Corporation; and

(vii) the surviving corporation will assume all of the liabilities of the Company.

The Change in Domicile Merger will be consummated in accordance with the Plan of Merger, attached hereto as Exhibit C, under which the Company, a Wyoming corporation, will merge with and into its wholly-owned subsidiary, Fonon Corporation, a Delaware corporation.

The Change in Domicile Merger will cause:

(i)	a change in our legal domicile from Wyoming to Delaware; and

(ii)	other changes of a legal nature, the material aspects of which are described herein.

However, the Change in Domicile is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue as rights and obligations of the Company as a Delaware corporation. The Change in Domicile itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Change in Domicile) of the Company. The Company has requested of FINRA that its Common Stock be quoted under the stock symbol “FONO”.

Some Implications of the Change in Domicile

The Plan of Merger provides that the Company (the “Wyoming Corporation”) will merge with and into its wholly-owned subsidiary, Fonon Corporation., with Fonon Corporation being the surviving corporation (the “Delaware Corporation”). Under the Plan of Merger, the Delaware Corporation will assume all of the assets and liabilities of the Wyoming Corporation, and the Wyoming Corporation will cease to exist as a corporate entity. The surviving corporation will be named Fonon Corporation. The directors of the Wyoming Corporation will continue as the new directors of the surviving Delaware Corporation.

At the effective time of the Change in Domicile Merger, each of the outstanding shares of the Wyoming Corporation, $.001 par value per share, automatically will be converted into one share of common stock of Fonon Corporation, $.001 par value per share. Shareholders June, but will not be required to exchange their existing stock certificates for stock certificates of Fonon Corporation. Upon  request, we will issue new certificates to any shareholder that holds old Wyoming Corporation stock certificates, provided that such holder has surrendered the certificates representing new Delaware Corporation’s shares in accordance with the Plan of Merger. Any request for new certificates will be subject to normal requirements including proper endorsement, signature, guarantee and payment of any applicable fees and taxes.

Shareholders whose shares of common stock were freely tradable before the Change in Domicile Merger will own shares of the surviving corporation that are freely tradable after the Change in Domicile Merger. Similarly, any shareholders holding securities with transfer restrictions before the Change in Domicile Merger will hold shares of the surviving corporation that have the same transfer restrictions after the Change in Domicile Merger. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, shares issued pursuant to the Change in Domicile Merger will be deemed to have been acquired on the date the holder thereof originally acquired the Company’s shares.

After the Change in Domicile, the surviving corporation will continue to be a publicly-held corporation, with its common stock quoted on the OTCQB. The surviving corporation will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

Certain Differences Between the Corporate Laws of Wyoming and Delaware

Because of differences between Wyoming corporation law and Delaware corporation law, as well as differences between the Company’s governing documents before and after the Change in Domicile Merger, the Change in Domicile Merger will effect certain changes in the rights of the Company’s stockholders. Summarized below are significant provisions of the Delaware General Corporation Law, as amended (the “GCL”), and the Wyoming Business Corporation Act, as amended (the “BCA”), along with the differences between the rights of the stockholders of the Company immediately before and immediately after the Change in Domicile resulting from the differences between the GCL and the BCA and the differences between Wyoming Corporation’s Articles of Incorporation and Wyoming Corporation’s by-laws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand. The chart indicates all material changes between the corporate laws of Wyoming and Delaware.  The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the GCL, the BCA, Wyoming Corporation’s Articles of Incorporation, Wyoming Corporation’s By-Laws, the Delaware Certificate of Incorporation and the Delaware Bylaws.

Provision	Delaware Law and Delaware Corporation’s Governing Documents	Wyoming Law and Wyoming Corporation’s Governing Documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors
Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation..

Delaware Corporation’s bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member, and no reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires..

Wyoming law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the Articles of Incorporation fixes the number of directors.

The Wyoming Bylaws provide that the board of directors shall consist of not less than one director until changed by a bylaw amendment. The number of directors will be fixed from time to time by a bylaw or amendment duly adopted by the vote of at least a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of a majority of the outstanding shares entitled to vote, or by a vote of at least a majority of directors who constitute the board of directors.

Classified Board of Directors
Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The Certificate of Incorporation June provide that one or more directors June have voting powers greater than or less than those of other directors. Further, the Certificate of Incorporation June provide that holders of any class or series of stock shall have the right to elect one or more directors.

Delaware Corporation has a classified board but there are no charter provisions regarding one or more directors having voting powers greater than or less than those of other directors nor that holders of any class or series of stock shall have the right to elect one or more directors.

Wyoming law permits any Wyoming corporation to classify its board of directors into as many as three classes with staggered terms of office.

Wyoming Corporation does not currently have a classified board of directors.

Removal of Directors
With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board June be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Delaware Corporation's directors June be removed only for cause since Delaware Corporation has a classified Board.

Delaware Corporation’s Bylaws provide that any director June be removed only for cause if the number of votes cast in favor or removal constitute a majority.

With limited exceptions applicable to directors elected by a voting group of shareholders and if the Articles of Incorporation provide that a director June be removed only for cause, under Wyoming law directors of a corporation June be removed with or without cause, if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director..

The Wyoming Articles of Incorporation provides that any director June be removed, with or without cause, at a meeting of stockholders. A vacancy created by removal of a director June be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.

Board Action by Written Consent
Delaware law provides that, unless the Certificate of Incorporation or Bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof June be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule

Wyoming law provides that, unless the Articles of Incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof June be taken without a meeting if the requisite number of the members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.  The corporation is required to provide notice of any action by written consent to nonvoting or non-consenting directors within ten days after written consents to take an action have been delivered to the corporation.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change this statutory rule.

Interested Party Transactions
Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

Delaware Corporation’s Certificate of Incorporation and Bylaws did not place restrictions on interested party transactions in addition to those in the GCL.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Under Wyoming law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the qualified directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change this statutory rule.

Special Meetings of Stockholders
Delaware law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

The Delaware Certificate of Incorporation provides that special meetings of the stockholders June be called by the board of directors, the chair of the board, the chief executive officer, the president, or the secretary at any time.

Wyoming law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting.

The Wyoming Bylaws provide that special meetings of the stockholders June be called by the board of directors, the chair of the board, the chief executive officer, the president, or the secretary at any time.

Failure to Hold an Annual Meeting of Stockholders
Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or stockholder of the corporation June apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Wyoming law provides that if a corporation fails to hold an annual meeting at the time stated in or fixed under the corporation's bylaws it shall not affect the validity of any corporate action.  Wyoming law states that a director who is not part of a classified board has a terms that expires at the next shareholders meeting at which directors are elected.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change this statutory rule.

Cumulative Voting	A Delaware corporation June provide for cumulative voting in the corporation’s certificate of incorporation. The Delaware Certificate of Incorporation does not provide for cumulative voting.	A Wyoming corporation June provide for cumulative voting in the corporation’s Articles of Incorporation. The Wyoming Articles of Incorporation does not provide for cumulative voting.

Vacancies
All vacancies and newly created directorships on the board of directors of a Delaware corporation June be filled by a majority of the directors then in office, though less than a quorum, unless the certificate of incorporation or bylaws provide otherwise. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery June, upon application of any stockholder or stockholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

The Delaware Bylaws provides that if a vacancy is created by the expansion of the board of directors or by the death, resignation, or removal of a director then, in such cases, the vacancy so created June be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.

All vacancies and newly created directorships on the board of directors of a Wyoming corporation June be filled by the shareholders or a majority of the directors then in office, though less than a quorum, unless the Articles of Incorporation provide otherwise.

The Wyoming Bylaws provide that if a vacancy is created by the expansion of the board of directors or by the death, resignation, or removal of a director then, in such cases, the vacancy so created June be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.

Stockholder Voting Provisions
Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Under Wyoming law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change these statutory rules.

Stockholder Action by Written Consent
Unless the Certificate of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders June be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Under Wyoming law any action required or permitted to be taken at a meeting of the stockholders June be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Wyoming law requires the corporation to give ten days' notice of the taking of corporate action without a meeting by less than unanimous written consent to those non-consenting voting stockholders.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change these statutory rules.

Vote for Mergers and Other Corporate Reorganizations
In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

In general, unless the Articles of Incorporation or the Board of directors require a greater vote, Wyoming law requires authorization by stockholders at a  meeting at which a quorum exists, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Wyoming law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the plan of merger does not amend the existing Articles of Incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, and the voting power of the shares that are issued and issuable do not exceed 20% of the voting power of the shares of the corporation  that are outstanding immediately before the transaction.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change these statutory rules.

Dissenters’ Rights of Appraisal; Appraisal Rights
Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of (i) a sale, lease or exchange of all or substantially all of the corporation’s assets, or (ii) a share exchange. Appraisal rights under the DGCL are available to record holders only.

Delaware Corporation’s Certificate of Incorporation and Bylaws do not contain provisions related to appraisal rights.

Under the BCA, a dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions. Dissenters’ rights under the GCL are available to both record holders and in limited circumstances to beneficial holders.

Wyoming Corporation’s Articles of Incorporation and Bylaws do not contain provisions related to appraisal rights.

Shareholder Rights to Examine Books and Records
Under the DGCL, the inspection rights of the stockholders of a corporation are the same as under the BCA, except: (i) there is no requirement that a stockholder has been a shareholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made the stockholder June apply to the Court of Chancery for an order to compel such inspection.

Delaware Corporation’s Certificate of Incorporation and Bylaws do not contain provisions related to shareholder rights to examine books and records.

Under the BCA, the inspection rights of the stockholders of a corporation are the same as under the DGCL, except a stockholder must have been a shareholder for at least six months and owns at least 5% of all outstanding shares of any class of shares when the demand is made. If a corporation refuses to permit inspection or does not reply to the demand  the stockholder June apply to the district court where the corporation's principal office is located or if not located in Wyoming where its registered office is located for an order to compel such inspection.

Wyoming Corporation’s Articles of Incorporation and Bylaws do not contain provisions related to shareholder rights to examine books and records.

Amendment or Repeal of Bylaws
The DGCL provides that stockholders June amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation June, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the bylaws June be adopted, amended or repealed (i) by the board of directors, or (ii) upon the approval of the holders of at least a majority of the outstanding common stock. The stockholders June repeal or amend the bylaws as amended by the board of directors. In addition, the board of directors shall not amend any bylaws fixing the qualifications, classifications or terms of the board of directors.

The BCA provides that stockholders June amend the bylaws and, if provided in its Articles of Incorporation, the board of directors also has this power. Under the BCA, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation June, in its Articles of Incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

The Wyoming Articles of Incorporation and the Wyoming Bylaws provide that the bylaws June be adopted, amended or repealed by the board of directors, or (ii) upon the approval of the holders of at least a majority of the outstanding common stock. The stockholders June repeal or amend the bylaws as amended by the board of directors. In addition, the board of directors shall not amend any bylaws fixing the qualifications, classifications or terms of the board of directors.

Amendment or Repeal of Certificate or Articles of Incorporation
Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

The Delaware Certificate of Incorporation expressly reserves the right to amend or repeal any provision contained in the Delaware Certificate of Incorporation in the manner prescribed by Delaware statute.

Under the BCA, stockholders are not entitled to enact an amendment to the Articles of Incorporation without appropriate action taken by the board of directors. Amendments to the Articles of Incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

The Wyoming Articles of Incorporation and Bylaws do not change these statutory rules.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification
Permissive Indemnification - Non-Derivative Actions. Under the DGCL, a corporation June indemnify an indemnitee who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such proceeding if the indemnitee met the specified Standard of Conduct (addressed below).

Permissive Indemnification - Derivative Actions. In the case of derivative actions, a corporation June indemnify an indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the indemnitee met the specified Standard of Conduct (addressed below), except that no indemnification June be made for any claim as to which the indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity.

Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

Permissible Indemnification – Non-Derivative Actions. Under the BCA, a corporation June indemnify an indemnitee who was or is a party  to any proceeding against reasonable expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such proceeding if the indemnitee met the specified Standard of Conduct (addressed below).

Permissive Indemnification – Derivative Actions. In the case of derivative actions, a corporation June indemnify an indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the indemnitee met the specified Standard of Conduct (addressed below), except that no indemnification June be made for any claim as to which the indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity.

Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the BCA’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

Standard of Conduct
Under the DGCL, the Standard of Conduct requires that an indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. The determination June be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

Under the BCA, the Standard of Conduct requires that an indemnitee conducted himself in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. The determination June be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are fewer than two qualified directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

The Delaware Certificate of Incorporation and Bylaws provide that Delaware Corporation shall indemnify its directors, officers and other agents to the fullest extent authorized by the DGCL. Delaware Corporation is permitted to modify the extent of such indemnification by individual contracts with its directors, executive officers and other agents.

The Wyoming Articles of Incorporation and Bylaws provide that Wyoming Corporation shall indemnify its directors, officers and other agents to the fullest extent authorized by the BCA. The Wyoming Corporation is permitted to modify the extent of such indemnification by individual contracts with its directors, executive officers and other agents.

Advancement of Expenses
Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding June be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless provided otherwise in its certificate of incorporation or by law.

The Delaware Bylaws provide that Delaware Corporation June advance expenses to any officer or director in advance of the final disposition of the proceeding.

Wyoming law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding June be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Wyoming corporation has the discretion to decide whether or not to advance expenses.

The Wyoming Bylaws provide that Wyoming Corporation June advance expenses to any officer or director in advance of the final disposition of the proceeding.

Limitation on Personal Liability of Directors
A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of Delaware Corporation will be personally liable to Delaware Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

A Wyoming corporation is permitted to adopt provisions in its Articles of Incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

The Wyoming Articles of Incorporation provides that, to the fullest extent permitted by Wyoming law, no director of Wyoming Corporation will be personally liable to Wyoming Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

ANTI-TAKEOVER STATUTES

Business Combination Statute
Under Delaware law, a corporation that is listed on a national securities exchange or the stock of which is held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2 /3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions.

The Delaware Certificate of Incorporation does not opt out of the business combination statutes. However, Delaware Corporation is not currently subject to these provisions because Delaware Corporation does not have a class of voting stock that is: (i) listed on a national securities exchange, or (ii) held of record by more than 2,000 stockholders. If Fonon becomes subject to Section 203 in the future, Section 203 of the DGCL under certain circumstances June make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with Fonon for a three-year period. The provisions of Section 203 of the DGCL June encourage companies interested in acquiring Fonon to negotiate in advance with the Fonon Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder.

Under Wyoming law, a corporation that is listed on a national securities exchange or the stock of which is held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2 /3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Wyoming law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

These provisions do not apply, among other exceptions, if (i) the corporation’s original Articles of Incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its Articles of Incorporation or bylaws expressly electing not to be governed by these provisions.

The Wyoming Articles of Incorporation does not opt out of the business combination statutes. However, Wyoming Corporation is not currently subject to these provisions because Wyoming Corporation does not have a class of voting stock that is: (i) listed on a national securities exchange, or (ii) held of record by more than 2,000 stockholders. If Mabwe Minerals Inc. becomes subject to Section 203 in the future, Section 203 of the BCA under certain circumstances June make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with Mabwe Minerals Inc. for a three-year period. The provisions of the Wyoming Management Stability Act June encourage companies interested in acquiring Mabwe Minerals Inc. to negotiate in advance with the Mabwe Minerals Inc. Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder.

FRANCHISE TAX

Franchise Tax	The State of Delaware requires corporations, including Fonon, to pay an annual franchise tax.	The State of Wyoming requires corporations, including Mabwe Minerals Inc., to pay an annual franchise tax.

AUTHORIZED CAPITAL STOCK

Authorized Capital Stock
The Delaware Certificate authorizes 505,000,000 shares of capital stock, par value $.001 per share, 500,000,000 of which are shares of common stock and 5,000,000 of which are shares of preferred stock. Immediately following the Change in Domicile Merger, Fonon will have, 46,570,000 shares of common stock and no shares of preferred stock outstanding.
The Wyoming Articles of Incorporation authorizes 500,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, no par value.

The foregoing description is not a complete statement of the rights of our stockholders and our stockholders should refer to the full text of, and decisions interpreting, Wyoming law and Delaware law for a complete understanding of their rights. Many provisions of the GCL and the BCA June be subject to differing interpretations, and the discussion offered herein June be incomplete in certain respects. As a result, the discussion contained herein is not a substitute for direct reference to the GCL and the BCA.

PROPOSAL 4 – AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO EFFECT A CHANGE OF NAME OF THE COMPANY

The Company will change its name in its new Certificate of Incorporation from "Mabwe Minerals Inc." to "Fonon Corporation" since the Company will now be engaged in the business of 3D FUSION™ or 3D Laser Metal Sintering ("3D Laser Metal Printing"), an emerging additive metal nano powder manufacturing technology with a presence in numerous industries including medical, aerospace and defense and will no longer be engaged in the exploration and mining of gold and other industrial minerals, its prior business.  The Board of the Company has concluded that the name of Fonon Corporation more clearly reflects its new focus and future prospects and will help build a brand identity. Accordingly, the  Board has concluded that is in the best interests of the Company and its shareholders to amend its charter to change its name to "Fonon Corporation."

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Our voting securities consist of our Common Stock, par value $0.001 per share, of which 465,700,000 shares are outstanding. The following tables contain information regarding record ownership of our Common Stock as of July 29, 2015 held by:

●	persons who own beneficially more than 5% of our outstanding voting securities;

●	our directors;

●	our executive officers; and

●	all of our directors and executive officers as a group.

Stockholders, Management and Directors	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
Fonon Technologies, Inc. 400 Rinehart Road #1000, Lake Mary, FL 32746	325,241,608	1	65.0%

All directors and executive officers as a group (4 persons)		0	0%

  (1) Mr. Dmitriy Nikitin makes all investment decisions on behalf of Fonon Technologies, Inc.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an Information Statement.

Security holders sharing an address and receiving a single copy June request to receive a separate Information Statement at Fonon Corporation, 400 Rinehart Road, #1000, Lake Mary, FL 32746.  Security holders sharing an address can request delivery of a single copy of Information Statements if they are receiving multiple copies June also request to receive a separate Information Statement at Fonon Corporation, 400 Rinehart Road, #1000, Lake Mary, FL 32746, telephone: (407) 477-5618.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file.  Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates.  We believe that during the fiscal year ended December 31, 2014, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You June read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You June also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

 We will provide, upon request and without charge, to each shareholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Fonon Corporation, 400 Rinehart Road, #1000, Lake Mary, FL 32746, telephone: (407) 477-5618.

Date: July 31, 2015	Mabwe Minerals Inc.
By Order of the Board of Directors

By:/s/ Dmitriy Nikitin
Dmitriy Nikitin
President and Chief Executive Officer

Exhibit A

FONON CORPORATION CERTIFICATE OF INCORPORATION

Exhibit B

FONON CORPORATION BYLAWS

Exhibit C

STOCK PURCHASE AND ASSET SALE AGREEMENT